U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: June 19, 2002



                        BENCHMARK TECHNOLOGY CORPORATION
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             (Exact Name of registrant as specified in its Charter)




         Nevada                       000-31715                91-2007478
------------------------          -------------------       --------------------
(State of Incorporation)          Commission File No.          (IRS Employer
                                                            Identification No.)



1250 South Burnham, Ste. 212, Las Vegas, NV                        89104
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  (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number,(   702   )     384       -       8692
                               ---------  -------------    --------------




                     (Registrant's former name and address)

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CAUTIONARY  STATEMENT REGARDING  FORWARD-LOOKING  STATEMENTS FOR PURPOSES OF THE
"SAFE HARBOR"  PROVISIONS  OF THE PRIVATE  SECURITIES  LITIGATION  REFORM ACT OF
1995.

Certain statements in this report, including statements in the following discussion which are not statements of historical fact, are what are known as "forward looking statements,"which are basically statements about the future, and which for that reason, involve risk and uncertainty, since no one can accurately predict the future. Words such as "plans," "intends," "will," "hopes," "seeks," "anticipates," "expects," "goal" and "objective" often identify such forward looking statements, but are not the only indication that a statement is a forward looking statement. Such forward looking statements include statements of our plans and objectives with respect to the present and future operations of the Company, and statements which express or imply that such present and future operations will or may produce revenues, income or profits. Numerous factors and future events could cause the Company to change such plans and objectives, or fail to successfully implement such plans or achieve such objectives, or cause such present and future operations to fail to produce revenues, income or profits. Therefore, the reader is advised that the following discussion should be considered in light of the discussion of risks and other factors contained in this Form 8K and in the Company's other filings with the Securities and Exchange Commission, and that no statements contained in the following discussion or in this Form 8-K should be construed as a guarantee or assurance of future performance or future results.

Item 1.  Changes in Control of Registrant.

         On June 4, 2002, Benchmark Technology Corporation (the "Company") entered into a Business Combination Agreement with International Glass Protection, Inc., ("IGP"), a Nevada corporation and its shareholders. The agreement provided that the Company would acquire all of the issued and outstanding common stock of IGP in exchange for Eleven Million (11,000,000) Company common shares. These shares will be issued to the IGP shareholders under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933. These shares are restricted securities. These shares will not be available for public resale without registration under applicable securities laws or exemptions from those registration requirements.

         The majority of the shares issued in this Business Combination, 10,327,276, will be issued to Thunderbox Limited in exchange for its controlling interest in IGP. Thunderbox will now control 74.1% of our voting common stock.

         Table 1 lists the persons who are known to the Company to be the owners of more than five percent of the Company's equity shares according to the Company's records giving effect to the stock issued to the IGP shareholders as outlined in the Business Combination Agreement. Beneficial ownership of more than 5% based on 13,940,000 common shares.

(a)      Beneficial Ownership of 5%.

Table 1.

      (1)                    (2)                   (3)                 (4)
Title of Class         Name and Address     Amount and Nature   Percent of Class

Common Stock

Thunderbox Limited                              10,327,276             74.10%
Thomas C. Cook Client Trust Acct.                  900,000              6.45%
LaDonna Tebo                                       970,000              6.95%

(b) Security Ownership of Management. Table 2 sets out the Company shares owned by management. It is based on 13,940,000 shares giving effect to the shares issued in the Business Combination.

         Table 2.

      (1)                    (2)                   (3)                 (4)
Title of Class         Name and Address     Amount and Nature   Percent of Class

John Dean Harper       1250 S. Burnham #212        339,963              2.85%
                       Las Vegas, NV 89104

Common                 All Directors
                       /Officers Group             339,963              2.85%


Item 2.  Acquisition or Disposition of Assets.

Background
----------

(a) On June 4, 2002, Benchmark Technology Corporation (the "Company") entered into a Business Combination Agreement with International Glass Protection, Inc., ("IGP"), a Nevada corporation and its shareholders. The agreement provides that the Company would acquire all of the issued and outstanding common stock of IGP in exchange for Eleven Million (11,000,000) Company common shares. These shares will be issued to the three IGP shareholders under the securities transaction exemption afforded by Section 4(2) of the Securities Act of 1933. These shares will be considered restricted securities and will not be available for public resale without registration under applicable securities laws or exemptions from those registration requirements.

Thunderbox Limited will be issued 10,327,276 company shares in exchange for 9,341,575 IGP shares. John Dean Harper will be issued 339,963 company shares in exchange for 307,515 IGP shares. Jason Crane will be issued 332,761 shares in exchange for 301,000 IGP shares. As of the date of this filing, Mr. Crane had not signed the Business Combination Agreement.

Prior to the business combination transaction, the Company had 2,940,000 shares issued and outstanding. Following the business combination transaction and share issuance the Company will have 13,940,000 shares issued and outstanding.

A copy of the Business Combination Agreement is filed as Exhibit 2.0 to this report.

(b) There are presently no formal, informal, written or oral agreements which may result in a change of control of the Company as disclosed in this report.

Certain Relationships and Related Transactions
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         The  consideration  exchanged in Business  Combination  was  negotiated between the Company and IGP in a transaction with management. The management of the Company and IGP consists of the same individual, John Dean Harper. The transaction does not represent an arms-length transaction.

Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         IGP was incorporated in Nevada on September 14, 2001. IGP is a development stage company which has had no revenues. Its business plan calls for the application and sale of a line of safety and security laminated film products.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of business acquired.

         The issuer will file historical financial statements of the acquired business, as required by Securities and Exchange Commission Regulations, within 60 days from the date of this report.

         (b) Pro Forma financial information.

         The issuer will file proforma financial statements within 60 days from the date of this report.

         (c) Index to Exhibits.

         Exhibit Number                     Description

                  2.0                       Business Combination Agreement

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Benchmark Technology Corporation
Dated: June 19, 2002

                                                 /s/ John Dean Harper
                                                --------------------------
                                                By: John Dean Harper
                                                Title: President